TELUPAY, INC.
(a Nevada Corporation)

CONVERTIBLE PROMISSORY NOTE

Point Roberts Washington

$20,000 December 12, 2012

TELUPAY INC., a Nevada corporation (the "Company"), for value received, hereby promises to pay to BACCARAT OVERSEAS LTD or registered assigns ("Holder"), the sum of Twenty Thousand Dollars ($20,000) or such lesser amount as shall then equal the outstanding principal amount hereof, on the terms and conditions hereinafter set forth herein. This Note is issued pursuant to a certain Note Purchase Agreement between the Company and the Holder (the "Purchase Agreement") and is one of a series of similar notes ("Series") issued or to be issued by the Company each having a maturity date of December 12, 2012 and having an aggregate principal amount of up to $20,000 (collectively, the "Notes"). The principal hereof shall be due and payable on the maturity date. Payment of all amounts due hereunder shall be made by mail to the address of the Holder at the address shown for such Holder in the records of the Company. The Holder of this Note is subject to certain restrictions and shall be entitled to certain rights and privileges all as set forth in the Purchase Agreement. No payment may be made on this Note unless payments are made *pari passu* on each outstanding Note in the Series; provided that interest payments shall be made as provided below.
Subject to the provisions of the Purchase Agreement, the following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Certain Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

"Company" includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

"Holder", when the context refers to a holder of this Note, shall mean any person who at the time shall be the registered Holder of this Note.

2. Conversion.

2.1. Voluntary Conversion. Subject to the terms of the Purchase Agreement , any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of, and , this Note to convert, in accordance with the provisions of this

Section 5, the unpaid principal amount of this Note, in whole but not in part, into fully paid and non-assessable shares of the Class A Common Stock, $0.20 par value, of the Company (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount of the Note and/or accrued unpaid interest under the Note by the Conversion Price (hereinbelow defined) in effect at the time of such conversion. The initial Conversion Price shall be $0.20 per share for 100,000 shares.

3 Conversion Procedure.

3.1 Notice of Conversion Pursuant to Section 2. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

4. Satisfaction of Requirements of Securities Act of 1933. Notwithstanding anything to the contrary contained herein, any conversion of this Note is contingent upon the Company's satisfaction that the issuance of capital stock upon the conversion is exempt from the requirements of the Securities Act of 1933, as amended, and all applicable state securities laws. The Holder agrees to execute any and all documents deemed necessary by the Company to effect a conversion of this Note.

5. Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder, when it is due, the amount of outstanding principal that is not so converted. The Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable for unpaid and accrued interest and for fractional shares as described above. Upon conversion of this Note, including,

without limitation, after an Event of Default, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder within ten (10) days after the date of such conversion any cash amounts resulting from fractional shares as described above, and any unpaid and accrued interest (not converted under the Note) to and including the date of such conversion, and no more.

6 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

7. Conversion Price Adjustments.

7.1. Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of any class or series of capital stock, this Note shall, after that subdivision or combination, evidence the right to convert into the number of shares of such stock that would have been issuable as a result of that change with respect to the shares of capital stock which were issuable upon conversion of this Note immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of any class or series of capital stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of any class or series of capital stock, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

7.2. Reclassification, Exchange and Substitution. If the class or series of capital stock issuable upon conversion of this Note shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Note shall, on its conversion be entitled to receive in lieu of any class or series of capital stock which the holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of any class or series of capital stock that would have been received by the holder on conversion of this Note, immediately before that change.

7.3. Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company's capital (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part off such reorganization, merger, consolidation or sale, lawful provision shall be made so that the

holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of capital stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the capital stock deliverable upon conversion of this Note would have been entitled in such capital reorganization, merger, or consolidation or sale if this Note had been converted immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of the holder of this Note after the reorganization, merger, consolidation, or sale to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect and number of shares purchasable upon conversion of this Note) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered holder of this Note at the address of that holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Conversion Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon conversion of this Note. When appropriate, such notice may be given in advance and include as part of the notice required under other provisions of this Note.

8. Notices of Record Date, Etc.

In the event of:

(a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

(c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company;
the Company will mail to the Holder at least thirty (30) days prior to the earliest date specified therein, a notice specifying either (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; or (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is

expected to become effective and the record date for determining stockholders entitled to vote thereon.

9. Reservation of Stock Issuable Upon Conversion. Subject to the terms of the Purchase Agreement, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of capital stock as shall from time to time be sufficient to effect the conversion of the Note; and if at anytime the number of authorized but unissued shares of any class or series of capital stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of such class or series of capital stock to such number of shares as shall be sufficient for such purposes.

7. Assignment. Subject to the restrictions on transfer described in Section 9 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and transferees of the parties.

8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and holders of at least two-thirds of the face amount of all the outstanding Notes issued pursuant to the Purchase Agreements.

9. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing in detail the circumstances surrounding the proposed disposition, together with a written opinion of such Holder's counsel, reasonably satisfactory to the Company, that such offer, sale or other distribution will not require registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. The Holder acknowledges that this Note is, and each of the shares of Common Stock issuable upon the due conversion hereof will be, a restricted security, that he understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder.

The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

10. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or five (5) days after it has been deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

11. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, excluding that body of law relating to conflict of laws.

13. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be issued at Point Roberts, Washington on this 12th day of December, 2012.

TELUPAY.

By: ____________________________

Its: President, Stephen Fowler

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of Note)

TO: TELUPAY INC.

The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion at the Conversion Price in effect upon your receipt of the foregoing Note into shares of the Class A Common Stock, par value $.20, of TELUPAY INC., to the extent of the entire unpaid principal amount of such Note ($20000) thereon, and requests that the certificates for such shares be issued to* ~~the undersigned holder at the registered address of such holder.~~

Dated: 24.01.2014

The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion at the Conversion Price in effect upon your receipt of the foregoing Note into shares of the Class A Common Stock, par value $.20, of TELUPAY INC., to the extent of the entire unpaid principal amount of such Note ($20000) thereon, and requests that the certificates for such shares be issued to* ~~the undersigned holder at the registered address of such holder.~~